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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    August 30, 2005
                                                -----------------------

                      ENGINEERED SUPPORT SYSTEMS, INC.
------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


        MISSOURI                    0-13880                    43-1313242
(State of Incorporation)      (Commission File No.)          (IRS Employer
                                                           Identification No.)


  201 Evans Lane, St. Louis, Missouri                                  63121
(Address of principal executive officer)                            (Zip Code)


Registrant's telephone number including area code: (314) 553-4000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item  2.02        Results of Operations and Financial Condition

                  On August 30, 2005, Engineered Support Systems, Inc. issued a press release announcing its financial results for the three and nine month periods ended July 31, 2005. A copy of that press release is attached as an exhibit to this report and is incorporated herein by reference.

                  The information in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                  Use of Non-GAAP Financial Information

                  The Company presents its consolidated financial statements in accordance with generally accepted accounting principles ("GAAP"). The company's earnings release also supplements the GAAP presentations by reflecting EBITDA. EBITDA represents income before interest, income taxes, depreciation and amortization. The Company believes that EBITDA can assist investors in analyzing and assessing its ability to service debt. In addition, management focuses on EBITDA, as defined, as a measure of the ability of the business to generate cash. This measure should not be considered in isolation or as an alternative to net income in measuring operating performance and as an alternative to cash flows in measuring the Company's liquidity. EBITDA, as the Company defines this term, may not be comparable to a similarly titled financial performance measure presented by other companies.

                  The Company's earnings release also presents the business measure of free cash flow as defined below. This measure is utilized by senior management and the board of directors to gauge the Company's business operating performance, and management believes this measure provides clarity in understanding the trends of the business. Management, and investors, can benefit from the use of the free cash flow measure as it provides cash flow derived from product sales and the short-term application of cash, including the effect of capital expenditures. The limitation of free cash flow is that it adjusts for cash used for capital expenditures that is no longer available to the Company for other purposes. Management compensates for this limitation by using the GAAP cash flow amount as well. Free cash flow does not represent residual cash flow available for discretionary expenditures and does not provide insight to the entire scope of the historical cash inflows or outflows of the Company operations that are captured in the other cash flow measures reported in the statement of cash flows.

                  The Company has reconciled the non-GAAP financial measures to its reported financial performance in the financial notes that accompany the earnings release.


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Item  9.01        Financial Statements and Exhibits.

                  (c) The following exhibit is filed as part of this report:

                  Exhibit Number                    Description
                  --------------                    -----------

                        99 Press Release dated August 30, 2005, issued by Engineered Support Systems, Inc.




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ENGINEERED SUPPORT SYSTEMS, INC.


Date: August 30, 2005         BY: /s/ Gary C. Gerhardt
      ---------------             ---------------------------------------------
                                      Gary C. Gerhardt
                                      Vice Chairman and Chief Financial Officer


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                                EXHIBIT INDEX


Exhibit Number                           Description
--------------                           -----------

      99 Press Release dated August 30, 2005, issued by Engineered Support Systems, Inc.